Exhibit 99.2





                                            Exelon Corporation
                                    Long-Term Debt Outstanding By Issue
                                         As of September 30, 2003
                                               (in millions)

                                                             Debt              Current           Long-Term
         Company                                           Outstanding         Portion               Debt
---------------------------------------------------------------------------------------------------------
ComEd                                                      $  6,312           $    519           $  5,793
PECO                                                          5,431                292              5,139
Exelon Generation                                             2,313              1,249              1,064
Enterprises                                                      38                  1                 37
Exelon Corp (Hold Co.)                                          521                  5                516
                                                           --------           --------           --------

Total Exelon Corporation Long-term Debt                      14,615              2,066             12,549
                                                           --------           --------           --------

Unamortized Debt Discount and Premium                           (87)              --                  (87)
Fair Value Hedge Carrying Value Adjustment                       39               --                   39
Notes Payable                                                    58               --                   58
Capital Lease Obligations                                        51                  2                 49
                                                           --------           --------           --------
                                                                 61                  2                 59
                                                           --------           --------           --------
Exelon Corporation Long-term Debt, Including Debt
   Classified as Held for Sale                               14,676              2,068             12,608
                                                           --------           --------           --------

Less Debt Classified as Held for Sale                           (38)                (1)               (37)
                                                           --------           --------           --------

Exelon Corporation Long-term Debt                          $ 14,638           $  2,067           $ 12,571
                                                           ========           ========           ========

                                                    Exelon Corporation (Hold Co.)
                                                 Long-Term Debt Outstanding By Issue
                                                      As of September 30, 2003
                                                            (in millions)


                                                 Interest             Date        Maturity           Debt       Current   Long-Term
               Series                              Rate              Issued         Date         Outstanding    Portion      Debt
-----------------------------------------------------------------------------------------------------------------------------------

Senior Notes - Exelon Corporation
-----------------------------------------------------------

2001 Senior Notes                                    6.75%           05/03/01      05/01/11           $ 500         $ -     $ 500
                                                                                                   ---------    --------   -------

           Total Senior Notes - Exelon Corporation                                                      500           -       500
                                                                                                   ---------    --------   -------

Notes - Exelon Corporation
-----------------------------------------------------------

NDH Capital Corporation                             8.300%           08/02/99      01/15/09               3           1         2
NDH Capital Corporation                             8.440%           10/16/95      01/01/04               1           1         -
NDH Capital Corporation                             8.550%           11/12/99      01/15/09               4           1         3
NDH Capital Corporation                             8.650%           01/03/00      01/15/10               3           -         3
Corporate Credit Inc.                               8.875%           12/13/99      01/15/10               4           1         3
Corporate Credit Inc.                               7.980%           10/01/99      07/15/10               6           1         5
                                                                                                   ---------    --------   -------

          Total Notes - Exelon Corporation                                                               21           5        16
                                                                                                   ---------    --------   -------


Total Exelon Corporation Long-term Debt                                                               $ 521         $ 5       516
                                                                                                   =========    ========   -------

Unamortized Debt Discount and Premium                                                                                          (2)
                                                                                                                           -------

Exelon Corporation Long-term Debt                                                                                           $ 514
                                                                                                                           =======



                                                         Commonwealth Edison
                                                 Long-Term Debt Outstanding By Issue
                                                      As of September 30, 2003
                                                            (in millions)

                                                          Interest   Date      Maturity        Debt        Current      Long-Term
                                                            Rate    Issued      Date        Outstanding    Portion         Debt
-----------------------------------------------------------------------------------------------------------------------------------

First Mortgage Bonds
--------------------------------------------------------

Series 102                                                 4.740%   08/25/03    08/15/10          $ 250         $ -          $ 250
Series 101                                                 4.700%   04/07/03    04/15/15            395                        395
Series 100                                                 5.875%   01/22/03    02/01/33            350                        350
Series 99                                                  3.700%   01/22/03    02/01/08            350                        350
Series 98                                                  6.150%   03/13/02    03/15/12            600                        600
Series 97                                                  7.750%   07/15/93    07/15/23            150                        150
Series 94                                                  7.500%   07/01/93    07/01/13            147                        147
Series 93                                                  7.000%   07/01/93    07/01/05            225                        225
Series 92                                                  7.625%   04/15/93    04/15/13            219                        219
Series 83                                                  8.000%   05/15/92    05/15/08            140                        140
Series 78                                                  8.375%   10/15/91    10/15/06            125                        125
Series 76                                                  8.250%   10/01/91    10/01/06            100                        100
Series 75                                                  9.875%   06/15/90    06/15/20             54                         54
Pollution Control-2003B                                  Variable   09/24/03    11/01/19             42                         42
Pollution Control-2003A                                  Variable   05/08/03    05/15/17             40                         40
Pollution Control-2002                                   Variable   06/04/02    04/15/13            100                        100
Pollution Control-1996B                                    4.400%   06/27/96    12/01/06             89                         89
Pollution Control-1996A                                    4.400%   06/27/96    12/01/06            110                        110
Pollution Control-1994D                                    6.750%   12/01/94    03/01/15             91                         91
Pollution Control-1994C                                    5.850%   01/15/94    01/15/14             20                         20
Pollution Control-1994B                                    5.700%   01/15/94    01/15/09             20                         20
Pollution Control-1994A                                    5.300%   01/15/94    01/15/04             26          26              -
                                                                                             -----------  ----------    -----------

    Total First Mortgage Bonds - ComEd                                                            3,643          26          3,617
                                                                                             -----------  ----------    -----------


Sinking Fund Debentures
--------------------------------------------------------

Sinking Fund Debenture                                     3.125%   10/01/54    10/01/04              2           1              1
Sinking Fund Debenture                                     3.875%   01/01/58    01/01/08              5           1              4
Sinking Fund Debenture                                     4.625%   01/01/59    01/01/09              3           -              3
Sinking Fund Debenture                                     4.750%   12/01/61    12/01/11              7           1              6
                                                                                             -----------  ----------    -----------

    Total Sinking Fund Debentures - ComEd                                                            17           3             14
                                                                                             -----------  ----------    -----------

Transitional Funding Trust Notes
--------------------------------------------------------

Class A-5 Transitional Funding Trust Notes, Series 1998    5.440%   12/16/98    03/25/05            515         340            175
Class A-6 Transitional Funding Trust Notes, Series 1998    5.630%   12/16/98    06/25/07            761                        761
Class A-7 Transitional Funding Trust Notes, Series 1998    5.740%   12/16/98    12/25/08            510                        510
                                                                                             -----------  ----------    -----------

    Total Transitional Funding Trust Notes - ComEd                                                1,786         340          1,446
                                                                                             -----------  ----------    -----------

Pollution Control Obligations
--------------------------------------------------------

IL Dev. Fin. Auth. -  Series 1994C                       Variable   12/14/94    03/01/09             50                         50
                                                                                             -----------  ----------    -----------

    Total Pollution Control Obligations - ComEd                                                      50           -             50
                                                                                             -----------  ----------    -----------

Medium Term Notes
--------------------------------------------------------

3N- 3032                                                   9.200%   10/18/89    10/15/04             14                         14
3N- 3033                                                   9.200%   10/18/89    10/15/04             14                         14
3N- 3034                                                   9.200%   10/18/89    10/15/04             10                         10
3N- 3035                                                   9.200%   10/18/89    10/15/04             14                         14
3N- 3036                                                   9.200%   10/18/89    10/15/04              4                          4
                                                                                             -----------  ----------    -----------

    Total Medium Term Notes - ComEd                                                                  56           -             56
                                                                                             -----------  ----------    -----------

Notes
--------------------------------------------------------

Notes                                                      6.400%   10/15/93    10/15/05            235                        235
Notes                                                      7.375%   01/09/97    01/15/04            150         150              -
Notes                                                      7.625%   01/09/97    01/15/07            150                        150
Notes                                                      6.950%   07/16/98    07/15/18            225                        225
                                                                                             -----------  ----------    -----------

    Total Notes - ComEd                                                                             760         150            610
                                                                                             -----------  ----------    -----------


    Total ComEd Long-Term Debt                                                                  $ 6,312       $ 519          5,793
                                                                                             -----------  ----------    -----------

Unamortized Debt Discount and Premium                                                                                          (77)
Fair Value Hedge Carrying Value Adjustment                                                                                      39
                                                                                                                        -----------

    ComEd Long-Term Debt                                                                                                   $ 5,755
                                                                                                                        ===========

                                                             PECO Energy
                                                       Long-Term Debt By Issue
                                                      As of September 30, 2003
                                                            (in millions)


                                                      Interest    Issue       Maturity          Debt         Current      Long-Term
                          Series                        Rate       Date         Date         Outstanding     Portion        Debt
------------------------------------------------------------------------------------------------------------------------------------
First Mortgage Bonds
----------------------------------------------------

FMB                                                    4.7500%      9/23/02       10/1/12          $ 225          $ -       $ 225
FMB                                                    5.9500%     11/01/01      11/01/11            250                      250
FMB                                                    6.3750%     08/15/93      08/15/05             75                       75
FMB                                                    3.5000%     04/28/03      05/01/08            450                      450
                                                                                             ------------   ----------   ---------

      Total First Mortgage Bonds                                                                   1,000            -       1,000
                                                                                             ------------   ----------   ---------

Mortgage-Backed Pollution Control Notes
----------------------------------------------------
Delaware Co. 1988 Ser. A                             var. rate     04/01/93      12/01/12             50                       50
Delaware Co. 1988 Ser. B                             var. rate     04/01/93      12/01/12             50                       50
Delaware Co. 1988 Ser. C                             var. rate     04/01/93      12/01/12             50                       50
Salem Co. 1988 Ser. A                                var. rate     04/01/93      12/01/12              4                        4
                                                                                             ------------   ----------   ---------

      Total Mortgage-Backed Pollution Control Notes                                                   154           -         154
                                                                                             ------------   ----------   ---------

Pollution Control Notes
----------------------------------------------------

Delaware Co. 1999 Ser. A                                 5.20%     10/14/99      04/01/21             51                       51
Montgomery Co. 1999 Ser. A                               5.20%     10/14/99      10/01/30             92                       92
Montgomery Co. 1999 Ser. B                               5.30%     10/14/99      10/01/34             14                       14
                                                                                             ------------   ----------   ---------

      Total Pollution Control Notes                                                                  157            -         157
                                                                                             ------------   ----------   ---------

PECO Energy Transition Trust Debt (PETT)
----------------------------------------------------

1999 A-3                                               variable    03/26/99      03/01/04             45           45           -
1999 A-4                                               5.8000%     03/26/99      03/01/05            387          200         187
1999 A-5                                               variable    03/26/99      09/01/07            139           47          92
1999 A-6                                               6.0500%     03/26/99      03/01/07            993                      993
1999 A-7                                               6.1300%     03/26/99      09/01/08            897                      897
2000 A-3                                               7.6250%     05/02/00      03/01/09            399                      399
2000 A-4                                               7.6500%     05/02/00      09/01/09            351                      351
2001 A-1                                               6.5200%     03/01/01      03/01/10            806                      806
                                                                                             ------------   ----------   ---------

      Total PECO Energy Transition Trust Debt                                                      4,017          292       3,725
                                                                                             ------------   ----------   ---------

Amounts Owed to Deconsolidated Financing Trust
----------------------------------------------------

PECO Energy Capital Trust IV                             5.75%     06/24/03      06/15/33            103                      103
                                                                                             ------------   ----------   ---------

      Total Debt to Affiliate                                                                        103            -         103
                                                                                             ------------   ----------   ---------

Total PECO Long-Term Debt                                                                          5,431          292       5,139
                                                                                             ------------   ----------   ---------

Unamortized Debt Discount and Premium                                                                 (8)                      (8)
Notes Payable                                                                                         58                       58
Capital Lease Obligation                                                                               1            -           1
                                                                                             ------------   ----------   ---------

      PECO Long-Term Debt                                                                        $ 5,482        $ 292     $ 5,190
                                                                                             ============   ==========   =========


                                                          Exelon Generation
                                                       Long-Term Debt By Issue
                                                      As of September 30, 2003
                                                            (in millions)

                                                      Interest       Issue     Maturity        Debt          Current     Long-Term
                                Series                  Rate          Date       Date       Outstanding      Portion       Debt
-----------------------------------------------------------------------------------------------------------------------------------
Senior Notes
---------------------------------------------------

2001 Senior Unsecured Notes                               6.95%     6/14/01    6/15/11            $ 700          $ -         $ 700
                                                                                            ------------   ----------   -----------


Unsecured Pollution Control Notes
---------------------------------------------------

Montgomery Co. 2001 Ser. B                            var. rate      9/5/01    10/1/30               69            -            69
Delaware Co. 2001 Ser. A                              var. rate     4/25/01     4/1/21               39                         39
Montgomery Co. 2001 Ser. A                            var. rate     4/25/01    10/1/34               13                         13
Delaware Co. 1993 Ser. A                              var. rate     8/24/93     8/1/16               24                         24
Salem Co. 1993 Ser. A                                 var. rate      9/9/93     3/1/25               23                         23
Montgomery Co. 1994 Ser. A                            var. rate     2/14/95     6/1/29               83                         83
Montgomery Co. 1994 Ser. B                            var. rate      7/2/95     6/1/29               13                         13
York County 1993 Ser. A                               var. rate     8/24/93     8/1/16               18                         18
Montgomery Co. 1996 Ser. A                            var. rate     3/27/96     3/1/34               34                         34
Montgomery Co. 2002 Ser. A                            var. rate     7/24/02    12/1/29               30                         30
Indiana Co. 2003 A                                    var. rate      6/3/03     6/1/27               17                         17
                                                                                            ------------   ----------   -----------

    Total Unsecured Pollution Control Notes                                                         363            -           363
                                                                                            ------------   ----------   -----------

Notes Payable
---------------------------------------------------

Exelon Boston Generating Project Construction Notes    Various      11/1/02   12/31/07            1,037        1,037             -
Exelon Generation Term Loan                           L + .875%    11/01/02    6/18/03              210          210             -
Other                                                   7.25%      12/31/97    6/30/04                3            2             1
                                                                                            ------------   ----------   -----------

    Total Notes Payable                                                                           1,250        1,249             1
                                                                                            ------------   ----------   -----------

Total Exelon Generation Long-Term Debt                                                            2,313        1,249         1,064
                                                                                            ------------   ----------   -----------

Unamortized Debt Discount and Premium                                                                (1)                        (1)
Capital Lease Obligations                              Various                                       49            2            47
                                                                                            ------------   ----------   -----------

    Exelon Generation Long-Term Debt                                                            $ 2,361      $ 1,251       $ 1,110
                                                                                            ============   ==========   ===========



                                                         Exelon Enterprises
                                                       Long-Term Debt By Issue
                                                      As of September 30, 2003
                                                            (in millions)


                                                       Interest   Date        Maturity       Debt         Current     Long-Term
                        Series                           Rate    Issued         Date      Outstanding     Portion       Debt
-------------------------------------------------------------------------------------------------------------------------------

Notes - Exelon Thermal Technologies (Held for Sale)
---------------------------------------------------

Guaranteed Senior Notes                                 7.680%    06/25/99   06/30/23          $ 11          $ -          $ 11
Guaranteed Senior Notes                                 9.090%    05/19/00   01/31/20            27            1            26
                                                                                          ----------     --------   -----------

          Total Notes - Exelon Thermal Technologies                                              38            1            37
                                                                                          ----------     --------   -----------


Total Enterprises Long-Term Debt                                                                 38            1            37
                                                                                          ----------     --------   -----------

Unamortized Debt Discount and Premium                                                             1            -             1
Capital Lease Obligation                                                                          1            -             1
                                                                                          ----------     --------   -----------

Enterprises Long-Term Debt                                                                     $ 40          $ 1          $ 39
                                                                                          ==========     ========   ===========

